UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2006

Heritage Property Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31297	04-3474810
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

131 Dartmouth Street
Boston, Massachusetts		02116
(Address of principal		(Zip Code)
executive offices)

(617) 247-2200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 2.02—”Results of Operations and Financial Condition.” This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On August 9, 2006, Heritage Property Investment Trust, Inc. (the “Company”) issued a press release announcing its second quarter 2006 financial results.  That press release referred to certain supplemental information that is available on the Company’s website.  The text of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated August 9, 2006.

99.2	Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data
for the quarter ended June 30, 2006.

ps

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE PROPERTY
INVESTMENT TRUST, INC.

/s/ Thomas C. Prendergast
Thomas C. Prendergast
President and Chief Executive Officer

/s/ David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial
Officer and Treasurer
Dated: August 9, 2006